Ersa Phase 2a Study Evaluating TP-03 for the Treatment of MGD in Patients with Demodex Mites Topline Data Presentation December 2023

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Ersa Phase 2a Study Evaluating TP-03 for the Treatment of Meibomian Gland Disease in Patients with Demodex Mites • TP-03 (lotilaner ophthalmic solution 0.25%) demonstrated statistically significant improvements compared to baseline in objective measures of meibomian gland function at 6 and 12 weeks – Meibomian gland secretion score (MGSS) at Day 43 (6 weeks) and Day 85 (12 weeks) demonstrated a statistically significant and clinically meaningful improvement over baseline – Number of glands secreting clear meibum demonstrated statistically significant and clinically meaningful improvement from baseline to Day 43 and 85 – There were no significant differences between BID and TID across all measures • Collarette cure and lid margin erythema cure demonstrated statistically significant improvement consistent with prior TP-03 studies • TP-03 was generally well-tolerated • FDA discussion planned for 2024 3 © Tarsus Pharmaceuticals – For Investor Purposes Only

Ersa Phase 2a Study Overview • Randomized, Double-Masked, Pilot Study Comparing the Safety and Efficacy of Two Dosing Regimens (BID vs TID) of TP-03 for the Treatment of MGD in Patients with Demodex mites • 39 patients randomized to BID/TID arms • Endpoints collected included safety assessments, meibomian gland function, DB endpoints and patient-reported symptoms 4 40 subjects (39 completed) TID TP-03, 0.25% BID TP-03, 0.25% Rand 1:1 Day 1 Day 1 Day 15 (± 4 days) Day 15 (± 4 days) Day 29 (± 5 days) Day 29 (± 5 days) Day 43 (-7/+6 days) Day 43 (-7/+6 days) Day 57 (-7/+10 days) Day 57 (-7/+10 days) Day 85 (-13/+7 days) Day 85 (-13/+7 days) Day 115 (+60 days) Day 115 (+60 days) TREATMENT PERIOD FOLLOW-UP © Tarsus Pharmaceuticals – For Investor Purposes Only

TP-03 Treatment Significantly Improves Meibomian Gland Function • Demonstrated a significant and clinically meaningful increase from baseline that was observed in the mean MGSS of 10.5 (± 1.6 standard error, SE) and 11.7 (± 1.9 SE) for the BID and TID arms, respectively, at Day 85 (p < 0.001) • No statistically significant differences between BID and TID treatment groups 5 21.8 28.1 32.7 22.1 27.6 33.8 0 5 10 15 20 25 30 35 40 Baseline (N=21/18) Day 43 (N=20/18) Day 85 (N=20/18) Mean (± SE) MGSS Score* BID TID p<0.001 p<0.001 *MGSS Score Range 0-45© Tarsus Pharmaceuticals – For Investor Purposes Only

TP-03 Treatment Significantly Improves Meibomian Gland Secretion • Demonstrated improvement in the mean number of meibomian glands secreting clear liquid from baseline that was also statistically significant and clinically meaningful, with an increase of 4.8 (± 0.8 SE) and 5.3 (± 1.1 SE) glands for the BID and TID arms, respectively, at Day 85 (p < 0.001) • No statistically significant differences between BID and TID treatment groups 6 M ea n # of g la nd s 0.6 2.9 5.5 0.9 3 6.3 0 1 2 3 4 5 6 7 8 Baseline (N=21/18) Day 43 (N=20/18) Day 85 (N=20/18) Mean (± SE) Number of Glands with Clear Meibum (Score = 3) BID TID p<0.001 p<0.001 © Tarsus Pharmaceuticals – For Investor Purposes Only

Ersa MGD Phase 2a Study Safety and Tolerability • TP-03 was generally well tolerated following 12 week of treatment period – Most Adverse Events (AEs) were mild • 2 Drug-related AEs were mild (5.1%): 1 case of ocular discomfort in the BID arm and 1 case of conjunctivitis in the TID arm • No related Serious Adverse Events (SAEs) – 1 unrelated SAE of presyncope • No treatment-related discontinuations 7 © Tarsus Pharmaceuticals – For Investor Purposes Only